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EXHIBIT 10.55

                                  SUBORDINATION

           _________________ ("Secured Party"), with an office located at
___________________________ has filed or intends to file a financing statement or statements under the Uniform Commercial Code giving notice of its security interest in all or some of the personal property, equipment and/or inventory of SSP Solutions, Inc. ("Debtor"), with its principal place of business located at 17861 Cartwright Road, Irvine, California, 92614.

           Secured Party understands that Bay View Funding ("Bay View") has or proposed to extend credit to Debtor under a Factoring Agreement dated as of October 18, 2002 ("Factoring Agreement"), but only if Secured Party releases its lien on any "Purchased Receivables" (as defined in the Factoring Agreement) and all proceeds thereof, and such extension of credit is secured by a first and prior security interest in the following items of personal property of the Debtor, together with all accessions, additions, replacements and substitutions thereto and therefore but only to the extent purchased with proceeds thereof and all proceeds (including insurance proceeds) of such personal property (hereinafter collectively referred to as "Bay View Collateral").

           All Debtor's now owned or hereafter acquired accounts receivable, inventory, contract rights, documents, instruments, notes or other forms of obligations owed to or owned by Debtor, arising or resulting from the sale of goods or the rendering of services by Debtor, all guaranties and security therefor, all returned, reclaimed and repossessed goods arising therefrom and all rights of any unpaid seller represented thereby or arising therefrom, all Reserves, Reserve Accounts and Refunds (as defined in the Factoring Agreement), all books and records of the Debtor pertaining to any of the foregoing; and all replacements, additions, substitutions, and accessions thereto and therefore and all proceeds (including insurance proceeds) thereof.

           In order to induce Bay View to make or continue to make advances of credit to Debtor, Secured Party hereby agrees as follows:

           1. Secured Party hereby releases its right, title, interest and lien in the Purchased Receivables and proceeds thereof and hereby subordinates in favor of Bay View any right, title, interest or lien that Secured Party may have or hereafter acquire in the Bay View Collateral and the proceeds thereof notwithstanding the time, order or manner of attachment, filing or perfection of the respective liens of Secured Party and Bay View. So long as Debtor is indebted to Bay View, Secured Party agrees it will not take any action whatsoever with respect to the Bay View Collateral. Bay View hereby subordinates in favor of Secured Party Bay View's security interest in or lien on any property of Debtor other than the Bay View Collateral.



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           2. Except as herein otherwise provided, priority shall be in accordance with the Uniform Commercial Code as adopted in the State of California and this Agreement shall be governed by and construed in accordance with the laws of the State of California.

           3. This Agreement shall be continuing, irrevocable and binding upon the Secured Party and Bay View, and shall inure to the benefit of the successors and assigns of Bay View and Secured Party so long as Debtor is indebted to Bay View or Secured party.

           Executed this _____ day of _______________, 2002:

                                             Secured Party
                                             ------------------------

                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------

                                             BAY VIEW FUNDING

                                             By:
                                                --------------------------------
                                             Title:
                                                   -----------------------------



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ALL-PURPOSE ACKNOWLEDGMENT
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STATE OF                   )
         ------------------

                           )
COUNTY OF                  )

ON _______ BEFORE ME, ____________________, PERSONALLY APPEARED
     DATE            PRINT NAME OF NOTARY

-----------------------------------------------------------------------------,

----------------------------
                        NAME(S) AND TITLE(S) OF SIGNER(S)

[ ] PERSONALLY KNOWN TO ME

    OR

[ ] PROVED TO ME ON THE BASIS OF SATISFACTORY EVIDENCE TO BE THE PERSON(S) WHOSE NAME(S) IS/ARE SUBSCRIBED TO THE WITHIN INSTRUMENT AND ACKNOWLEDGED TO ME THAT HE/SHE/THEY EXECUTED THE SAME IN HIS/HER/THEIR AUTHORIZED CAPACITY(IES), AND THAT BY HIS/HER/THEIR SIGNATURE(S) ON THE INSTRUMENT THE PERSON(S), OR THE ENTITY UPON BEHALF OF WHICH THE PERSON(S) ACTED, EXECUTED THE INSTRUMENT.

                       WITNESS MY HAND AND OFFICIAL SEAL.

                       ______________________________
                            SIGNATURE OF NOTARY

  =============================OPTIONAL SECTION==============================

THIS CERTIFICATE MUST BE ATTACHED            TITLE OR TYPE OF DOCUMENT
TO THE DOCUMENT DESCRIBED AT RIGHT:          SUBORDINATION AGREEMENT
                                             ------------------------

             NUMBER OF PAGES    2    DATE OF DOCUMENT _______________
                             -------

             SIGNER(S) OTHER THAN NAMED ABOVE _____________________

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